SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 18, 2008 (September 12, 2008)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On September 12, 2008 Superior Well Services, Inc. (“Superior”) entered into a definitive Asset Purchase Agreement (the “Acquisition Agreement”) to acquire certain oilfield services businesses, including stimulation and pumping services, fluid logistics and well-site services and completion and production services, from Diamondback Holdings, LLC and subsidiaries (“Diamondback”). Pursuant to the Acquisition Agreement, Superior will acquire all of these assets from Diamondback for $270 million in cash, subject to certain closing adjustments (the “Acquisition”). Superior anticipates the Acquisition will close in the fourth quarter of 2008, subject to customary closing conditions including regulatory approvals and other closing conditions, including the receipt of financing sufficient to consummate the transaction. Superior plans to finance the transaction through a combination of sources that could include bank borrowing, equity securities or debt securities. There can be no assurance that all of the conditions to closing the Acquisition will be satisfied. The Acquisition Agreement contains certain termination rights for both Superior and Diamondback. If either party exercises their right to terminate the Acquisition Agreement if the Acquisition has not closed by October 31, 2008 (or a mutually agreed upon later date) and all conditions to closing are satisfied other than Superior’s receipt of financing, Superior would be required to pay Diamondback a termination fee of $15 million.
     A copy of the Acquisition Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Acquisition Agreement contained herein is qualified in its entirety by reference to the full text of the Acquisition Agreement.
     On September 15, 2008, Superior Well Services, Inc. issued a press release announcing execution of the Acquisition Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with David E. Wallace
     On September 15, 2008, Superior entered into an amended and restated employment agreement with its Chief Executive Officer, David E. Wallace. The amended and restated employment agreement replaces Superior’s prior employment agreement with Mr. Wallace which covered the period from August 3, 2005 through September 15, 2008. The amended and restated employment agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the new amended and restated employment agreement are substantially similar to the provisions of Mr. Wallace’s prior employment agreement, other than an increase in Mr. Wallace’s annual base salary to $510,000.
     A copy of Mr. Wallace’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of Mr. Wallace’s employment agreement contained herein is qualified in its entirety by reference to the full text of Mr. Wallace’s employment agreement.
Employment Agreement with Jacob B. Linaberger
     On September 15, 2008, Superior entered into an amended and restated employment agreement with its President, Jacob B. Linaberger. The amended and restated employment agreement replaces Superior’s prior employment agreement with Mr. Linaberger which covered the period from August 3, 2005 through September 15, 2008. The amended and restated employment agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the new amended and restated employment agreement are substantially similar to the provisions of Mr. Linaberger’s prior employment agreement, other than an increase in Mr. Linaberger’s annual base salary to $360,000.
     A copy of Mr. Linaberger’s employment agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of Mr. Linaberger’s employment agreement contained herein is qualified in its entirety by reference to the full text of Mr. Linaberger’s employment agreement.
Employment Agreement with Rhys R. Reese
     On September 15, 2008, Superior entered into an amended and restated employment agreement with its Executive Vice President and Chief Operating Officer, Rhys R. Reese. The amended and restated employment agreement replaces Superior’s prior employment agreement with Mr. Reese which covered the period from August 3, 2005 through September 15, 2008. The amended and restated employment agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the new amended and restated employment agreement are substantially similar to the provisions of Mr. Reese’s prior employment agreement, other than an increase in Mr. Reese’s annual base salary to $320,000.
     A copy of Mr. Reese’s employment agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The description of Mr. Reese’s employment agreement contained herein is qualified in its entirety by reference to the full text of Mr. Reese’s employment agreement.
Employment Agreement with Thomas W. Stoelk
     On September 15, 2008, Superior entered into an amended and restated employment agreement with its Vice President and Chief Financial Officer, Thomas W. Stoelk. The amended and restated employment agreement replaces Superior’s prior employment agreement with Mr. Stoelk which covered the period from June 1, 2005 through September 15, 2008. The amended and restated employment agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the new amended and restated employment agreement are substantially similar to the provisions of Mr. Stoelk’s prior employment agreement, other than an increase in Mr. Stoelk’s annual base salary to $240,000.
     A copy of Mr. Stoelk’s employment agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The description of Mr. Stoelk’s employment agreement contained herein is qualified in its entirety by reference to the full text of Mr. Stoelk’s employment agreement.
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

2.1	Asset purchase agreement by and among Superior and Diamondback, dated September 12, 2008.

10.1	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and David E. Wallace.

10.2	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Jacob B. Linaberger.

Exhibit No.	Description

10.3	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Rhys R. Reese.

10.4	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Thomas W. Stoelk.

99.1	Press release issued September 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: September 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset purchase agreement by and among Superior and Diamondback, dated September 12, 2008.

10.1	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and David E. Wallace.

10.2	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Jacob B. Linaberger.

10.3	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Rhys R. Reese.

10.4	Employment Agreement effective September 15, 2008 between Superior Well Services, Inc and Thomas W. Stoelk.

99.1	Press release issued September 15, 2008